UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 15, 2011

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                                             Entry into a Material Definitive Agreement

On September 15, 2011, Corporate Office Properties Trust (the “Registrant”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Twenty-Eighth Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as amended, the “Partnership Agreement”) of the Operating Partnership.  The Amendment, which is attached hereto as Exhibit 99.1, was entered into in order to amend and update the Partnership Agreement to provide for certain changes in ownership of the Operating Partnership.  Other than to reflect such changes described above, the Amendment contains no substantive terms.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2011, the Registrant issued a press release to announce the following events:

•                  Randall M. Griffin, the Chief Executive Officer (“CEO”) of the Registrant and the Operating Partnership, will retire from his role as CEO effective March 31, 2012.  As described further below, Roger A. Waesche, Jr. has been elected CEO and as a member of the Board of Trustees effective April 1, 2012.  Subsequent to March 31, 2012, Mr. Griffin will continue as a Trustee on the Registrant’s Board.  As provided for in the Registrant’s Amended and Restated 2008 Omnibus Equity and Incentive Plan, for purposes of the vesting terms of certain restricted shares granted to Mr. Griffin under such plan, Mr. Griffin’s service relationship with the Registrant and the Operating Partnership will be deemed to continue while he serves on the Registrant’s Board of Trustees.

•                  Roger A. Waesche, Jr., age 57, has been elected CEO and as a member of the Board of Trustees effective April 1, 2012.  Mr. Waesche has been the Registrant’s and Operating Partnership’s President since September 2010, after holding the position of Executive Vice President since January 2004 and the position of Senior Vice President from September 1998 through December 2003.  Mr. Waesche became our Chief Operating Officer in August 2006, after serving as our Chief Financial Officer since March 1999.  As described further below, Stephen E. Budorick is joining the Registrant and Operating Partnership as Executive Vice President and Chief Operating Officer effective September 29, 2011.  Accordingly, Mr. Waesche will cease serving as Chief Operating Officer effective September 29, 2011.

•                  Stephen E. Budorick, age 51, is joining the Registrant and the Operating Partnership as Executive Vice President and Chief Operating Officer effective September 29, 2011.  Mr. Budorick previously served Callahan Capital Partners, LLC, a real estate investment firm, as Executive Vice President, Asset Management from October 2006 to September 2011 and Trizec Properties, Inc., a real estate investment trust, as Executive Vice President, Central Region from 1997 to 2006.  Set forth below is a summary description of Mr. Budorick’s employment agreement, which is qualified in its entirety by reference to the full agreement, which is filed herewith as Exhibit 99.2.

On September 15, 2011, the Registrant and the Operating Partnership entered into an employment agreement (the “Agreement”), effective as of September 29, 2011, with Mr. Budorick to serve as Executive Vice President and Chief Operating Officer.  The Agreement has a three-year term commencing on September 29, 2011 and expiring on September 28, 2014.  In the event that Mr. Budorick’s employment continues following the expiration of the Agreement, his employment shall be “at will” unless a new employment agreement is entered into relating to his continuing employment.  Under the Agreement, Mr. Budorick’s minimum base salary is $350,000 per year from September 29, 2011 through March 31, 2012 and $375,000 per year from April 1, 2012 through the end of his term.  Mr. Budorick’s base salary is subject to review at least annually by the Operating Partnership.  He is eligible to receive annual cash performance bonuses from the Operating Partnership, including amounts for 2011 performance defined under the terms of the Agreement.  He is eligible to receive equity awards from the Operating Partnership and/or the Registrant to the extent the Operating Partnership and/or the Registrant maintains an equity award plan or similar program in which senior officers may participate, including awards in 2012 defined under the terms of the Agreement.  He is also entitled to participate in all plans and benefits generally accorded to employees of the Operating Partnership, including relocation benefits in accordance with the Registrant’s relocation policy.  The Agreement provides that on September 29, 2011, Mr. Budorick will be granted 25,000 of the Registrant’s common shares of beneficial interest, such shares being subject to forfeiture restrictions that lapse in equal one-fifth increments annually beginning on December 1, 2012 and each of the next four anniversaries of such date as he remains employed by the Operating Partnership.  In addition, the Agreement provides that he shall receive a signing bonus of $33,000.

The Agreement provides for the following severance package in the event of Mr. Budorick’s termination by the Operating Partnership during the term of the Agreement for any reason other than death, disability or “for cause,” as defined in the Agreement, or if he is “Constructively Discharged,” as defined in the Agreement: (1) payment equal to his base annual salary multiplied by two; (2) payment equal to the average of his three most recent annual performance bonuses, as adjusted to annualize amounts for 2011 performance, multiplied by two; (3) a pro-rated annual performance bonus for the year of termination through the date of termination based on the amount of his annual performance bonus, if any, for the most recent prior year for which the amount of his annual performance bonus was determined, as adjusted to annualize amounts for 2011 performance; (4) full vesting of previously unvested equity awards under any stock plan or similar program to the extent such equity awards are subject to a time-based vesting schedule, and any accelerated vesting of equity awards under any stock plan or similar program that is subject to performance-based vesting shall occur in accordance with the terms of the applicable agreements; (5) the right to exercise stock options granted under any stock option or share incentive plan established by the Registrant for up to 18 months following termination; and (6) continuing coverage under the Operating Partnership’s group medical, dental and vision plans for 12 months following termination unless such benefits are available to him through other employment after termination.  In the event of Mr. Budorick’s termination in connection with, or within 12 months after, a “Change in Control,” as defined in the Agreement, the Agreement provides for the payments and benefits set forth above, except that in lieu of the payments described above that are based on his annual base salary and the average of his three most recent annual performance bonuses, such payments would be equal to his annual base salary multiplied by 2.99 and the average of his three most recent annual performance bonuses, as adjusted to annualize amounts for 2011 performance, multiplied by 2.99.

Mr. Budorick is required under the Agreement to devote his full business time to the business and affairs of the Operating Partnership and the Registrant, and he is prohibited from competing directly or indirectly with the Operating Partnership during the term of the Agreement and for a period thereafter.

The description set forth above is only a summary of Mr. Budorick’s employment agreement and is qualified in its entirety by reference to the full agreement, which is filed herewith as Exhibit 99.2.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
99.1	Twenty-Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 15, 2011.

99.2	Employment Agreement, dated September 15, 2011, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Stephen E. Budorick.

99.3	Press release dated September 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2011

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Twenty-Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 15, 2011.

99.2	Employment Agreement, dated September 15, 2011, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Stephen E. Budorick.

99.3	Press release dated September 16, 2011.